UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

of incorporation)		Identification No.)
Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W. Centennial Road Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CPI Card Group Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) on May 21, 2026. At the Annual Meeting, the Company’s stockholders considered three proposals, which are summarized below and described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 8, 2026. The following are the voting results on each matter submitted to the Company’s stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the following individuals to the Board for a one-year term expiring at the Company’s annual meeting of stockholders in 2027:

Nominee	For	Against	Abstentions	Broker Non-Votes
Thomas Furey	8,004,747	49,013	11,412	1,346,484
John Lowe	8,011,962	52,964	246	1,346,484
Ravi Mallela	8,006,472	47,288	11,412	1,346,484
Lisa Oleson	7,965,084	87,738	12,350	1,346,484
Nicholas Peters	7,972,390	88,871	3,911	1,346,484
H. Sanford Riley	7,993,884	67,377	3,911	1,346,484
Marc Sheinbaum	7,987,066	74,341	3,765	1,346,484
Valerie Soranno Keating	7,887,389	173,867	3,916	1,346,484

Proposal No. 2 – Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the following votes:

For	Against	Abstentions	Broker Non-Votes
9,311,972	35,496	64,188	0

Proposal No. 3 – Stockholder Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement, by the following votes:

For	Against	Abstentions	Broker Non-Votes
7,593,414	212,506	259,252	1,346,484

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: May 26, 2026	By:	/s/ Darren Dragovich
	Name:	Darren Dragovich
	Title:	Chief Legal and Compliance Officer